Exhibit 99.1

For Immediate Release:	August 21, 2017

Home BancShares, Inc. Announces

Regulatory Approvals for Merger with Stonegate Bank

Conway, AR – Home BancShares, Inc. (NASDAQ GS: HOMB) (“Home” or “the Company”), parent company of Centennial Bank today announced it has received approval from the Federal Reserve Board and the Arkansas State Bank Board of its applications for the previously announced merger with Stonegate Bank (“Stonegate”). Additionally, Home’s Form S-4 registration statement to register the shares of Home common stock to be issued to Stonegate’s shareholders in connection with the merger has been declared effective by the Securities and Exchange Commission.

“Approvals by the Federal Reserve and the Arkansas State Bank Board and the effectiveness of the registration statement permit us to move ahead with the merger in a timely manner,” said John Allison, Home’s Chairman. “Obtaining regulatory approval less than five months from the announcement of the merger is a testimony to our Company’s preparedness and strategic planning for the integration of Stonegate into Centennial. We are ready to provide our shareholders, customers and communities with the benefits from this merger.”

Under the terms of the agreement, Stonegate will merge into Centennial and shareholders of Stonegate will receive proceeds from the transaction of approximately $749.8 million, consisting of approximately $50.0 million in cash and approximately $699.8 million of Home common stock. In addition, the holders of outstanding stock options of Stonegate will receive approximately $27.8 million in cash in cancellation of their options immediately before the merger, for a total transaction value of approximately $777.6 million.

The acquisition is expected to close in late September subject to Home and Stonegate shareholder approval. The respective Home and Stonegate shareholder meetings will be held on September 25th, at Home’s headquarters in Conway, Arkansas, and at Stonegate’s headquarters in Pompano Beach, Florida.

“We are pleased to have gained the required regulatory approvals and look forward to closing this acquisition next month,” said Tracy French, President and CEO of Centennial Bank. “The systems conversion, scheduled for the first quarter of next year, remains on track and the conversion and integration teams continue to work closely together to provide a smooth and seamless transition. We are very excited to be able to meet all of our customer’s banking needs throughout the combined 89 locations in Florida, as well as throughout Arkansas and Alabama.

Additional Information

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the merger, Home has filed with the Securities and Exchange Commission (the “SEC”), and the SEC has declared effective, a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Home common stock to be issued to shareholders of Stonegate in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of Home and Stonegate and a Prospectus of Home, as well as other relevant materials regarding the proposed merger transaction involving Home and Stonegate. INVESTORS AND SECURITY HOLDERS OF HOME AND STONEGATE ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC AND/OR THE FEDERAL DEPOSIT INSURANCE CORPORATION (the “FDIC”), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Home at Home’s website at http://www.homebancshares.com, Investor Relations, or by contacting Jennifer Floyd, by telephone at (501) 339-2929. Investors and security holders may also read and copy any reports that Stonegate files with the FDIC by contacting the FDIC in writing at FDIC, Accounting and Securities Disclosure Section, 550 17th Street, NW, Washington, DC 20429, or by email at PublicBankReports@FDIC.gov. All filings made electronically with the FDIC may be accessed at https://efr.fdic.gov/fcxweb/efr/index.html. You will also be able to obtain these documents, free of charge, from SGB by accessing SGB’s website at www.stonegatebank.com under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Stonegate Bank, Attention: Kori Smith, 400 North Federal Highway, Pompano Beach, Florida 33062.

Home and Stonegate and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Home and Stonegate in connection with the merger transaction. Information about the directors and executive officers of Home and their ownership of Home common stock is set forth in the proxy statement for Home’s 2017 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 1, 2017. Information about the directors and executive officers of Stonegate and their ownership of Stonegate common stock is set forth in the Joint Proxy Statement/Prospectus. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the merger transaction. Free copies of this document may be obtained as described in the preceding paragraph.

General

Home BancShares, Inc. is a bank holding company headquartered in Conway, Arkansas. Our wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has branch locations in Arkansas, Florida, South Alabama and New York City. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “HOMB.”

This release contains forward-looking statements which include, but are not limited to, statements about the benefits of the business combination transaction involving Home and Stonegate, including the combined company’s future financial and operating results, plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. By nature, forward-looking statements involve inherent risk and uncertainties. Investors and security holders are cautioned not to place undue reliance on these statements, which speak only as of the date of this news release. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to, (i) the possibility that the acquisition does not close when expected or at all because required shareholder approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Home’s stock price before closing; (iii) the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future, including litigation related to the merger; (iv) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and Stonegate operate; (v) the ability to promptly and effectively integrate the businesses of Home and Stonegate; (vi) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vii) diversion of management time on acquisition-related issues. Additional information on factors that might affect Home BancShares, Inc.’s financial results is included in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 28, 2017.

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FOR MORE INFORMATION CONTACT:

Jennifer C. Floyd

Chief Accounting Officer &

Investor Relations Officer

Home BancShares, Inc.

(501) 339-2929

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